UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007



                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)


   Massachusetts                     1-7819                       04-2348234
-------------------            -------------------           -------------------
 (State or other                  (Commission                   (IRS Employer
  jurisdiction                    File Number)               Identification No.)
 of incorporation


    One Technology Way, Norwood, MA                          02062
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (781) 329-4700



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

         On December 4, 2007, Lester C. Thurow retired from service as a Class I Director of the Company, effective immediately.

Election of Directors

         Also on December 4, 2007, Yves-Andre Istel was elected to the Board of Directors of the Company, as a Class I Director, filling the vacancy left by Mr. Thurow's departure. The Board has not yet determined the committees on which Mr. Istel will serve. In connection with his service on the Company's Board of Directors, Mr. Istel will be entitled to receive an annual cash retainer of $60,000, paid quarterly. Mr. Istel will also be granted an initial stock option to purchase 15,000 shares of common stock of the Company, and will be eligible to receive annual stock option grants, as more fully described in the Company's Current Report on Form 8-K (File No. 1-7819), dated September 20, 2006.


         A press release related to foregoing is filed as Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

    (d)   Exhibits


Exhibit No.    Description
----------     -----------

99.1           Press release dated December 10, 2007


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 10, 2007                 ANALOG DEVICES, INC.

                                        By:  /s/ Margaret K. Seif
                                             -----------------------------------
                                             Margaret K. Seif
                                             Vice President, General Counsel and
                                             Secretary




                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------

99.1           Press release dated December 10, 2007